The Glenmede Portfolios

New Jersey Muni Portfolio (GTNJX)

Supplement dated October 23, 2014 to the

New Jersey Muni Portfolio Prospectus dated February 28, 2014

The New Jersey Muni Portfolio was liquidated on October 22, 2014 by shareholder redemption of all outstanding shares. Therefore, effective immediately, the New Jersey Muni Portfolio is closed to investments.

This Supplement should be retained with your

Prospectus for future reference.